UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2009

HARLEYSVILLE NATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	0-15237	23-2210237
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

483 Main Street, Harleysville, PA	19438
(Address of principal executive offices)	(Zip Code)

215-256-8851

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

On April 6, 2009, Harleysville National Corporation issued a press release announcing amendments enhancing its Dividend Reinvestment and Stock Purchase Plan (DRIP) designed to provide additional benefits for existing shareholders.  A copy of the press release is attached as Exhibit 99.1.

Item 9.01                      Financial Statements and Exhibits

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits.

Exhibit 99.1: Press Release issued by Harleysville National Corporation dated April 6, 2009 titled “Harleysville Gives Investors Cost-Effective Way to Buy Additional HNBC Shares Through Amended Dividend Reinvestment and Stock Purchase Plan.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLEYSVILLE NATIONAL CORPORATION
April 6, 2009	By:	/s/ George S. Rapp
Name: George S. Rapp
Title: EVP & CFO

EXHIBIT INDEX

Page

Exhibit 99.1: Press Release issued by Harleysville National Corporation dated April 6, 2009 titled “Harleysville Gives Investors Cost-Effective Way to Buy Additional HNBC Shares Through Amended Dividend Reinvestment and Stock Purchase Plan.”	5